Filed pursuant to Rule 497(a)(1)

File No. 333-158211

Rule 482 ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING

New York, NY—January 27, 2010—Ares Capital Corporation (Nasdaq: ARCC) announced that it has entered into an agreement to sell 21,000,000 shares of common stock at a public offering price of $12.75 per share, raising $267,750,000 in gross proceeds.  BofA Merrill Lynch, J.P. Morgan, SunTrust Robinson Humphrey and Wells Fargo Securities, LLC are acting as senior bookrunners for this offering.  Additional bookrunners include:  BB&T Capital Markets, BMO Capital Markets, Deutsche Bank Securities, Morgan Stanley and UBS Investment Bank.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on February 1, 2010.  Ares Capital also has granted the underwriters an option to purchase up to an additional 3,150,000 shares of common stock to cover over-allotments, if any.

Ares Capital expects to use the net proceeds to repay outstanding indebtedness under its revolving credit facility and for general corporate purposes, including to fund investments in its investment backlog and pipeline that, as of January 21, 2010, were approximately $137.7 million and $214.9 million, respectively.  Please note that the consummation of any of the investments in this backlog and pipeline depends upon, among other things: satisfactory completion of Ares Capital’s due diligence investigation of the prospective portfolio company, Ares Capital’s acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of Ares Capital before investing.  The prospectus supplement dated January 26, 2010 and the accompanying prospectus dated January 26, 2010, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.  A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from BofA Merrill Lynch, 4 World Financial Center, New York, NY 10080, Attention: Prospectus Department or e-mail Prospectus.Request@ml.com, J.P. Morgan Securities Inc., c/o Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, NY 11717, Attention: Prospectus Library, 866-803-9204, SunTrust Robinson Humphrey, 3333 Peachtree Road NE, Atlanta, GA 30326, Attention: Prospectus Department, 404-926-5744 or

e-mail prospectus@rhco.com, Wells Fargo Securities, LLC, Attention: Equity Syndicate Department, 375 Park Avenue, New York, NY 10152, 800-326-5897 or e-mail equity.syndicate@wachovia.com, BB&T Capital Markets, 909 E. Main Street, Richmond, VA 23219, Attention: Syndicate Department, 804-780-3283, BMO Capital Markets Corp., 3 Times Square, New York, NY 10036, Attention: Equity Syndicate Department, 212-885-4039, Deutsche Bank Securities Inc., 100 Plaza One, Jersey City, NJ 07311, Attention: Prospectus Department, Morgan Stanley & Co. Incorporated, c/o Prospectus Department, 180 Varick Street 2/F, New York, NY 10014, Attention Prospectus Department, 800-718-1649 or e-mail prospectus@morganstanley.com, or UBS Investment Bank, 299 Park Avenue, New York, NY 10171, Attention: Prospectus Department, 888-827-7275.

ABOUT ARES CAPITAL CORPORATION

Ares Capital Corporation is a specialty finance company that provides integrated debt and equity financing solutions to U.S. middle-market companies.  Ares Capital invests primarily in first- and second-lien loans and mezzanine debt, which in some cases includes an equity component.  To a lesser extent, Ares Capital also makes equity investments.  Ares Capital is externally managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, an SEC registered investment advisor and alternative asset investment management firm with approximately $33.0 billion of committed capital under management as of December 31, 2009.  Ares Capital is a closed-end, non-diversified management investment company that has elected to be regulated as a Business Development Company under the Investment Company Act of 1940.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission, including the prospectus supplement dated January 26, 2010 and the accompanying prospectus dated January 26, 2010.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl Drake

Ares Capital Corporation

404-814-5204